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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549



                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)               December 12, 1996




                                HUB GROUP, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
         DELAWARE                       0-27754                  36-4007085
(State or other jurisdiction        (Commission File          (I.R.S. Employer
     of incorporation)                  Number)              identification No.)

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                     377 EAST BUTTERFIELD ROAD, SUITE 700
                            LOMBARD, ILLINOIS 60148
         (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code:  630-271-3600

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Item 5.  Other Events

     On December 12, 1996, the Registrant purchased the remaining 70% minority interest in Hub City North Central, L.P. ("Hub North Central") in exchange for a note of approximately $15.0 million due January 1, 1998, which bears interest at an annual rate of 7%. Hub North Central operates in the upper midwest region of the United States with offices in Milwaukee, Wisconsin and Minneapolis, Minnesota. Hub North Central was founded in 1976 and is one of the oldest and largest Hubs in the Hub network.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Hub Group, Inc.

Dated:  December 12, 1996                    /s/ William L. Crowder
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                                             William L. Crowder
                                             Vice President-Finance and
                                             Chief Financial Officer